MASTER SERVICER'S CERTIFICATE
(Delivered pursuant to Section 4.9
of the Master Sale and Servicing Agreement)

HOUSEHOLD FINANCE CORPORATION,
Master Servicer
HOUSEHOLD AUTO RECEIVABLES CORPORATION

HOUSEHOLD AUTOMOTIVE TRUST IV
Class A Notes, Series 2000-1

1. This Certificate relates to the Distribution Date occurring on	November 17, 2000

2. Series 2000-1 Information

(a) The amount of Collected Funds with respect to the Collection Period was equal to	$32,276,343.92

(b) The amount of Available Funds with respect to the Collection Period was equal to	$32,276,343.92

(c) The Liquidated Receivables for the Collection Period was equal to	$8,484,610.50

(d) Net Liquidation Proceeds for the Collection Period was equal to	$3,930,001.77
(i) The annualized net default rate	7.284473%

(e) The principal balance of Series 2000-1 Receivables at the beginning
of the Collection Period was equal to	$763,066,540.40

(f) The principal balance of Series 2000-1 Receivables on the last day
of the Collection Period was equal to	$737,530,795.85

(g) The aggregate outstanding balance of the Series 2000-1 Receivables which were one payment (1-29 days) delinquent as of the close of business on the last day of the
Collection Period with respect to such Distribution Date was equal to	$57,444,000.00

(h) The aggregate outstanding balance of the Series 2000-1 Receivables which were two payments (30-59 days) delinquent as of the close of business on the last day of the
Collection Period with respect to such Distribution Date was equal to	$15,021,000.00

(i) The aggregate outstanding balance of the Series 2000-1 Receivables which were three or more payments (60+ days) delinquent as of the close of business on the last day of the
Collection Period with respect to such Distribution Date was equal to	$8,100,000.00

(j) The Base Servicing Fee paid on the Distribution Date was equal to	$1,907,666.35

(k) The Principal Distributable Amount for the Distribution Date was equal to	$16,598,233.96

(l) The Principal Amount Available for the Distribution Date was equal to	$29,070,813.56

(m) The Aggregate Note Principal Balance was equal to	$495,993,251.26

(n) The Aggregate Optimal Note Principal Balance was equal to	$479,395,017.30

(o) The Targeted Credit Enhancement Amount was equal to	$280,261,702.42

(p) The Targeted Credit Enhancement Amount as a percentage of the Pool
Balance on the Distribution Date was equal to	$0.38

(q) The Targeted Reserve Account Balance was equal to	$22,125,923.88

(r) The Reserve Account Deposit Amount for the Distribution Date	$0.00

(s) The Maximum Reserve Account Deposit Amount for the Distribution Date	$3,535,069.01

(t) The Reserve Account Shortfall for the Distribution Date	$0.00

(u) The amount on deposit in the Reserve Account after distributions was equal to	$22,125,923.88

(v) The amount on deposit in the Reserve Account as a percentage of the Pool
Balance on the Distribution Date was equal to	3.000000%

(w) The Targeted Overcollateralization Amount was equal to	$258,135,778.55

(x) The ending overcollateralization was equal to	$258,135,778.55

(y) The ending overcollateralization as a percentage of the Pool Balance on the
Distribution Date was equal to	35.000000%

(z) The Weighed Average Coupon (WAC) was equal to	18.674000%

(aa) The Weighed Average Remaining Maturity (WAM) was equal to	50

3. Noteholder Information
(a) Class A-1
A. Information Regarding Distributions
1. Total Distribution per $1,000	$74.62346
2. Principal Distribution per $1,000	$74.23416
3. Interest Distribution per $1,000	$0.38930

B. Calculation of Class A-1 Interest Due
1. Class A-1 related Note Rate	6.090000%
2. Class A-1 principal balance - beginning of period	$10,541,251.26
3. Accrual convention	Actual/360
4. Days in Interest Period	31
5. Class A-1 interest due	$55,280.08
6. Class A-1 interest paid	$55,280.08
7. Class A Interest Carryover Shortfall with respect to Class A-1	$0.00
8. Class A-1 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-1 principal balance
1. Class A-1 principal balance - beginning of period	$10,541,251.26
2. Class A-1 principal - amount due	$10,541,251.26
3. Class A-1 principal - amount paid	$10,541,251.26
4. Class A-1 principal balance - end of period	$0.00
5. Class A Principal Carryover Shortfall with respect to Class A-1	$0.00
6. Class A-1 unpaid principal with respect to the Distribution Date	$0.00
7. Class A-1 Notes as a percentage of the total Notes outstanding on the Distribution Date	0.000000%
8. Class A-1 Notes as a percentage of the Pool Balance on the Distribution Date	0.000000%

(b) Class A-2
A. Information Regarding Distributions
1. Total Distribution per $1,000	$45.29646
2. Principal Distribution per $1,000	$39.58812
3. Interest Distribution per $1,000	$5.70833

B. Calculation of Class A-2 Interest Due
1. Class A-2 related Note Rate	6.850000%
2. Class A-2 principal balance - beginning of period	$153,000,000.00
3. Accrual convention	30/360
4. Days in Interest Period	31
5. Class A-2 interest due	$873,375.00
6. Class A-2 interest paid	$873,375.00
7. Class A Interest Carryover Shortfall with respect to Class A-2	$0.00
8. Class A-2 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-2 principal balance
1. Class A-2 principal balance - beginning of period	$153,000,000.00
2. Class A-2 principal - amount due	$6,056,982.70
3. Class A-2 principal - amount paid	$6,056,982.70
4. Class A-2 principal balance - end of period	$146,943,017.30
5. Class A Principal Carryover Shortfall with respect to Class A-2	$0.00
6. Class A-2 unpaid principal with respect to the Distribution Date	$0.00
7. Class A-2 Notes as a percentage of the total Notes outstanding on the Distribution Date	30.651761%
8. Class A-2 Notes as a percentage of the Pool Balance on the Distribution Date	19.923645%
9. Class A-1 and A-2 Notes as a percentage of the Pool Balance on the Distribution Date	19.923645%

(c) Class A-3
A. Information Regarding Distributions
1. Total Distribution per $1,000	$6.08333
2. Principal Distribution per $1,000	$0.00000
3. Interest Distribution per $1,000	$6.08333

B. Calculation of Class A-3 Interest Due
1. Class A-3 related Note Rate	7.300000%
2. Class A-3 principal balance - beginning of period	$169,000,000.00
3. Accrual convention	30/360
4. Class A-3 interest due	$1,028,083.33
5. Class A-3 interest paid	$1,028,083.33
6. Class A Interest Carryover Shortfall with respect to Class A-3	$0.00
7. Class A-3 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-3 principal balance
1. Class A-3 principal balance - beginning of period	$169,000,000.00
2. Class A-3 principal - amount due	$0.00
3. Class A-3 principal - amount paid	$0.00
4. Class A-3 principal balance - end of period	$169,000,000.00
5. Class A Principal Carryover Shortfall with respect to Class A-3	$0.00
6. Class A-3 unpaid principal with respect to the Distribution Date	$0.00
7. Class A-3 Notes as a percentage of the total Notes outstanding on the Distribution Date	35.252765%
8. Class A-3 Notes as a percentage of the Pool Balance on the Distribution Date	22.914297%
9. Class A-1, A-2 and A-3 Notes as a percentage of the Pool Balance on the Distribution Date	42.837942%

(d) Class A-4
A. Information Regarding Distributions
1. Total Distribution per $1,000	$6.23333
2. Principal Distribution per $1,000	$0.00000
3. Interest Distribution per $1,000	$6.23333

B. Calculation of Class A-4 Interest Due
1. Class A-4 related Note Rate	7.480000%
2. Class A-4 principal balance - beginning of period	$163,452,000.00
3. Accrual convention	30/360
4. Class A-4 interest due	$1,018,850.80
5. Class A-4 interest paid	$1,018,850.80
6. Class A Interest Carryover Shortfall with respect to Class A-4	$0.00
7. Class A-4 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-4 principal balance
1. Class A-4 principal balance - beginning of period	$163,452,000.00
2. Class A-4 principal - amount due	$0.00
3. Class A-4 principal - amount paid	$0.00
4. Class A-4 principal balance - end of period	$163,452,000.00
5. Class A Principal Carryover Shortfall with respect to Class A-4	$0.00
6. Class A-4 unpaid principal with respect to the Distribution Date	$0.00
7. Class A-4. Notes as a percentage of the total Notes outstanding on the Distribution Date	34.095473%
8. Class A-4 Notes as a percentage of the Pool Balance on the Distribution Date	22.162058%
9. Class A-1, A-2, A-3 and A-4 Notes as a percentage of the Pool Balance on the Distribution Date	65.000000%